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                                                                   EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 9, 2001 relating to the financial statements and financial statement schedule of Plug Power Inc., which appears in Plug Power Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.

Albany, New York
October 29, 2001

                              /S/ PRICEWATERHOUSECOOPERS LLP
                              PRICEWATERHOUSECOOPERS LLP